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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report:  June 17, 1997
                       (Date of earliest event reported)


                          AMERICA WEST AIRLINES, INC.
             (Exact name of Registrant as specified in its charter)


         Delaware                       1-10140                 86-0418245
(State of Incorporation)         (Commission File No.)        (I.R.S. Employer
                                                             Identification No.)

     4000 East Sky Harbor Boulevard
              Phoenix, Arizona                                           85034
(Address of Principal executive offices)                              (Zip Code)


       Registrant's Telephone Number, Including Area Code: (602) 693-0800

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Item 5.  Other Events.

         On June 17, 1997, America West Airlines, Inc. ("AWA") issued a press release announcing the completion of a public offering of $93,888,000 aggregate principal amount of America West Airlines 1997-1 Pass Through Trusts Pass Through Certificates, Series 1997-1 (the "Certificates").

         Attached hereto as Exhibit 99.1, and incorporated herein by reference, is AWA's June 17, 1997 press release.

Item 7.  Financial Statements and Exhibits.

         (c)     Exhibits

                   Exhibit
                   Number           Description
                   ------           -----------
                   99.1     Press Release, dated June 17, 1997





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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, AWA has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              AMERICA WEST AIRLINES, INC.



June 30, 1997                                 By: /s/ JACQUES C. LAZARD
                                                  ------------------------------
                                                  Jacques C. Lazard
                                                  Vice President and Treasurer





                                     -2-


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                                EXHIBIT INDEX

Exhibit
Number           Description
------           -----------
99.1             Press Release, dated June 17, 1997